                                                                    Exhibit 10.4


                           LOAN AND SECURITY AGREEMENT


         THIS AGREEMENT ("Agreement") made this _____ day of March, 2000, between , a Florida corporation, with its chief executive office and principal place of business at , (hereinafter "Dealer"), and AFFORDABLE DEALER SERVICES, INC., a Florida corporation, with an office and place of business at 2650 McCormick Drive, Suite 185, Clearwater, Florida 33759 (hereinafter "Lender").

         Lender and Dealer have entered into certain financial transactions, pursuant to which Lender has made loans and advances to Dealer. As of March 3, 2000, Dealer is indebted to Lender as follows:

         Balance owing on current floor plan debt:

         Balance owing on out-of-trust transactions:

         Dealer hereby acknowledges that the above sums are due and owing to Lender without any defenses, setoffs or counterclaims of any kind whatsoever.

         Dealer and Lender agree that this Loan and Security Agreement is a redocumentation of the existing loans between them, and does not in any way extinguish the amounts due and owing from Dealer to Lender.

         Whereas, Dealer engages in the business of purchasing used cars, trucks, trailers and other motor vehicles (hereinafter called "Vehicles") for the purpose of resale, and Dealer wants Lender to finance Dealer's purchase of such Vehicles.

         Now, therefore, it is agreed as follows:

         1. Advances. Lender may from time to time advance, in its sole and absolute discretion, sums of money on behalf of Dealer to sellers and wholesalers (including sellers at auction) of Vehicles for the purpose of enabling Dealer to purchase Vehicles, provided, however, that Lender may, with or without cause, refuse to advance any such sum of money; and provided further, that any such advance for Vehicles shall not exceed the lesser of black book rough value or purchase price paid by the Dealer. Lender may also make advances directly to Dealer. Lender shall make advances only against passenger cars and light passenger trucks. No advances will be made against commercial vehicles.

         In each case when Lender advances funds, prior to such advance Dealer shall sign a statement of the transaction (all hereinafter called "Statement") and immediately return the same to Lender. In the event the Statement is returned via facsimile, the original statement shall be sent to Lender via first class mail within one (1) business day.

         Unless Lender designates another form of document, Dealer will execute in favor of Lender trust receipts in such form and substance as Lender may require for the amount of credit extended with respect to each Vehicle, and Dealer will execute such additional documents as Lender may request to confirm or perfect Lender's title or security interest in the Vehicles, including, without limitation, completing and executing all such documents necessary to record Lender's lien on Vehicles with appropriate state authorities. Dealer hereby irrevocably appoints Lender its attorney-in-fact, coupled with an interest, to execute Dealer's name on all such documents necessary to record Lender's lien on Vehicles with appropriate state authorities, and on any UCC Financing Statements. In addition, Dealer shall execute and deliver the Power of Attorney set forth on Schedule "B" hereof. Execution of any instrument for the




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

amount of credit extended shall be deemed evidence of Dealer's obligation and not payment therefor. Dealer authorizes Lender or any of its officers or employees to execute such documents on behalf of Dealer and to supply any omitted information and correct patent errors in any documents executed by or on behalf of Dealer. Dealer agrees to hold all Vehicles and proceeds thereof in trust until complete payment of the indebtedness to Lender respecting such Vehicles, and Lender's title, lien or security interest shall not be impaired by any payment to the seller or anyone else, in whole or in part, by Dealer, either of the invoice price or of the amount of Dealer's obligation to Lender, or Dealer's failure or refusal to account to Lender for proceeds. It is agreed that upon purchase of a Vehicle by Dealer, Dealer shall deliver the original certificate of title and all other title documents to the Lender, and Lender will release such documents to the Dealer upon payment in full of the advance made by the Lender to the Dealer for the Vehicle which is described in such certificate of title. The Dealer covenants and agrees that during the term of this Agreement it will not, without the Lender's prior written consent, apply for a replacement certificate of title for any Vehicle. Dealer shall provide Lender with a set of keys for each Vehicle.

         Dealer is authorized to use five percent (5%) of the Vehicles on its sales floor for use as demonstration vehicles (the "Demos"). A curtailment against such Demos in the amount of not less than ten percent (10%) will be established by the Lender upon the Dealer designating, in writing to the Lender, that a vehicle has been designated as a Demo, and such curtailment amount may be increased based upon the mileage used on such Demos.

         2. Repayment Terms. Dealer shall pay to the order of Lender the aggregate amount of advances by Lender on behalf of Dealer, together with interest thereon, as follows:

         (a) Dealer shall pay interest on all amounts outstanding for the period during which they are outstanding, computed upon the average daily balance. Interest will be charged at the fixed rate of eighteen percent (18%) per annum.

         If Dealer has not repaid in full the original amount advanced with respect to any Vehicle prior to the expiration of the following periods of time, then Dealer shall pay a curtailment of ten percent (10%) of the original amount of each advance for each period of thirty (30) days, or portion thereof, from the date of the advance.

         Lender shall submit a statement to Dealer once each month setting forth the interest due for the previous month, and payment shall be due within ten
(10) days after receipt thereof.

         Lender has the right to waive any particular curtailment due, but no such waiver shall be interpreted as a waiver of any other curtailments.

         Notwithstanding anything contained in this Agreement to the contrary, the unpaid balance of each advance shall be paid in full UPON DEMAND and if not sooner demanded, within thirty (30) days from the date of advance.

         In the event that any payment is not made within ten (10) days of the due date of such payment, the Lender shall charge Dealer a fee equal to five percent (5%) of the amount of such payment to reimburse Lender for the additional expense involved in handling such late payment.

         Upon and after the occurrence of an Event of Default and during the continuation thereof, all obligations owed by Dealer to Lender shall, at the election of Lender, without constituting a waiver of any such Event of Default, bear interest at the maximum rate of interest allowable under applicable law. All interest chargeable under this Agreement shall be computed on the basis of a three hundred sixty (360) day year for actual days elapsed.




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         For the purpose of this Agreement, the term "Obligations" means any and all loans, advances, debts, liabilities (including, without limitation, any and all amounts charged to Dealer's account pursuant to any agreement authorizing Lender to charge Dealer's account), obligations, lease payments, guarantees, covenants and duties owing by Dealer to Lender of any kind and description (whether advanced pursuant to or evidenced by this Agreement, any of the other loan documents between Dealer and Lender (collectively, the "Loan Documents"), or any other instrument, or by any other agreement between Lender and Dealer and whether or not for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including, without limitation, any debt, liability or obligation owing from Dealer to others which Lender may have obtained by assignment or otherwise, and further including, without limitation, all interest not paid when due and all fees and expenses of Lender which Dealer is required to pay or reimburse by this Agreement, by law, or otherwise.

         In no event shall the amount of interest due or payment in the nature of interest payable hereunder exceed the maximum rate of interest allowed by applicable law, as amended from time to time, and in the event any such payment is paid by Dealer or received by Lender, then such excess sum shall be credited as a payment of principal, unless Dealer shall notify Lender, in writing, that Dealer elects to have such excess sum returned to it forthwith.

         3. Fees. Dealer shall pay Lender such fees and expenses set forth on Schedule "A" hereof. Lender shall submit a statement to Dealer once each month setting forth the fees due for the previous month, and payment shall be due within ten (10) days after receipt thereof. All such fees shall constitute Obligations hereunder.

         4. Grant of Security Interest. To secure prompt payment and the performance of all Obligations, now or hereafter due from Dealer to Lender, Dealer grants to Lender a first priority security interest in the following property now owned or hereafter acquired by the Dealer, wherever located (herein referred to as "Collateral"):

         (a) All inventory of new and used cars, trucks, trailers, motor vehicles and all other vehicles, and all parts, accessories and furnishings used in connection therewith, including all goods hereafter added to or acquired in replacement of the foregoing goods; and

         (b) All goods, including all machinery, equipment, tools, parts, and appliances; cars, trucks, trailers, and other vehicles; and office furniture and fixtures; and

         (c) All accounts receivable, chattel paper, security agreements, instruments, contract rights, policies and certificates of insurance, documents and general intangibles, including all monies and credits now due or to become due to Dealer from, and all claims against, manufacturers or distributors of inventory or other lending institutions; and

         (d) The proceeds and products of the foregoing, including, without limitation, all insurance proceeds.

         5. Dealer's Covenants.

         (a) Dealer shall keep the Collateral at , , or at such other place as Lender may approve in writing. All locations for the storage, maintenance or repair of Collateral, and all dealership locations of the Dealer are to be approved in advance in writing by the Lender.

         (b) Dealer shall not, except as permitted under Paragraph 8, sell, transfer, lease, mortgage or otherwise dispose of the Collateral, or any part thereof, or any interest therein, or remove the Collateral




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from such premises or attempt any such sale, transfer, lease, mortgage, removal or other disposition of the Collateral without the prior written consent of Lender.

         (c) Dealer shall comply with and not permit any violation of all applicable laws, ordinances, regulations and orders of all public authorities relating to the Collateral.

         (d) Dealer shall keep and maintain the Collateral in good repair, and safe condition, not alter or substantially modify the Collateral, nor conceal the Collateral, nor permit any lien or encumbrance at any time to accrue thereon.

         (e) Dealer shall at all times maintain in good standing all licenses and permits required in connection with the conduct of its business.

         (f) Dealer will deliver within ten (10) days of the end of each month, management prepared financial statements. Within sixty (60) days of the end of each of Dealer's fiscal years, and more frequently if requested by Lender, Dealer will deliver to Lender a financial statement, including a profit and loss statement and a balance sheet, prepared and audited by an independent certified public accountant acceptable to Lender. All such financial statements shall demonstrate the Dealer's financial soundness and profitability.

         (g) Dealer shall give no less than thirty (30) days prior written notice of any change in its name, capital structure or ownership.

         (h) Lender shall have the right, from time to time, to review, inspect and examine the Dealer's books and records, business locations and Collateral, and Dealer shall provide full access to its books and records and facilities to the Lender and its representatives and agents. The cost of all such examinations and inspections shall be borne by the Dealer, and shall constitute Obligations hereunder, and shall be payable as provided in Section 3.

         (i) Dealer shall at all times be in full compliance with all applicable federal, state and local laws and regulations regarding the resale of automobiles.

         (j) Dealer is, and shall at all times during the term of this Agreement be, a motor vehicle dealer licensed by the State of Florida, in compliance with all requirements of Federal and Florida Law, including, without limitation, the provisions of Florida Statutes Chapter 320, et seq. Attached hereto as Schedule "C" is a copy of Dealer's motor vehicle dealer license. Upon renewal of the license, Dealer shall immediately forward a copy of the new license to Lender. In the event that Dealer's license is not renewed, Dealer will immediately notify Lender.

         6. Representations and Warranties. Dealer represents and warrants at the present time and, at the time of each advance by Lender to Dealer, that:

         (a) Dealer has full title to the Collateral.

         (b) Dealer has full right and power to grant the security interest granted herein to Lender.

         (c) The Collateral is and shall remain free and clear of all liens, claims and encumbrances whatsoever, except for the security interest granted herein.

         (d) No financing statement executed by Dealer covering the Collateral, other than a financing statement relating hereto, is on file in any public office.




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         7. Taxes; Insurance. Dealer shall pay all taxes (other than income taxes) and assessments at any time levied on the Collateral as and when the same become due and payable and shall keep the Collateral insured against such risks and in such amounts as Lender may from time to time require and with such insurers as Lender may from time to time approve. Such policies shall show Lender as a loss payee as its interest may appear, and policies will be delivered to Lender together with appropriate evidence that the premium therefor has been paid. If Dealer fails to pay such premiums, Lender may pay them, and the amounts so advanced shall be Obligations secured hereunder. Attached hereto as Schedule "D" is a certificate of insurance showing the current coverages in effect and naming Lender as loss payee and additional insured. Upon renewal of the insurance, Dealer shall immediately forward a copy of the new certificate of Insurance to Lender. In the event that Dealer's insurance is not renewed, Dealer will immediately notify Lender. In addition, Dealer shall pay all documentary stamp taxes in connection with the execution of this Agreement and any advances made hereunder.

         8. Sales of Inventory. Unless and until an Event of Default shall have occurred, Dealer may sell its inventory (as described in Paragraph 4) to buyers in the regular course of Dealer's business, but nothing herein shall be deemed to waive or release any interest Lender may have hereunder or under any other agreement in any proceeds of such inventory, including any accounts receivable, chattel paper, security agreements, instruments, contract rights, documents and general intangibles. Upon any sale of such inventory, Dealer shall forthwith pay over to Lender an amount equal to the unpaid balance of the amount advanced with respect to the item of inventory sold; provided however, that if Dealer is in default, Dealer shall pay over forthwith the entire proceeds of such sale, in kind, but a Dealer in default shall not be authorized to sell such inventory without prior separate consent of Lender. Lender shall have the right to inspect any or all Collateral at all times.

         9. Events of Default. The following are events of default (collectively, "Events of Default") hereunder:

         (a) Default in the payment of the indebtedness or in the performance of any obligations of Dealer hereunder or otherwise;

         (b) Any warranty, representation or statement made by Dealer in connection with this Agreement or otherwise is false or has been breached in any material respect;

         (c) Loss, theft, damage, destruction, sale (except as permitted in Paragraph 8) or encumbrance of the Collateral, or the making of any levy, seizure or attachment thereon;

         (d) Inability of Dealer to pay debts as they mature, insolvency, appointment of a receiver for Dealer, assignment for the benefit of creditors by Dealer, commencement of any proceeding under any bankruptcy or insolvency law by or against Dealer, or any order of attachment, execution, sequestration or other order in the nature of a writ is levied on the Collateral;

         (e) Death of the Dealer, if the Dealer be a natural person, or of any partner of the Dealer which is a partnership; or

         (f) Dissolution, merger or consolidation, or transfer of any substantial part of the property of any Dealer which is a corporation or a partnership; or

         (g) If any guarantor of the Obligations of Dealer to Lender terminates its guaranty, defaults in the payment or performance of any obligations of guarantor owing to Lender, or becomes the subject of an insolvency proceeding.




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         10. Remedies. Whenever a default shall occur, or at any time thereafter
(such a default not having previously been cured), Lender at its option and without demand or notice of any kind, may declare the indebtedness to be immediately due and payable, and may cease making advances hereunder. Upon default, Lender shall have the remedies of a secured party under the Uniform Commercial Code with respect to the Collateral and all other security pursuant to any other agreements between Lender and Dealer. In addition, Lender may take possession of the Collateral and such other security by any means not involving a breach of the peace and to sell the same, and for such purpose, Lender may enter upon the premises on which the Collateral or other security shall be situated and remove the same to such other place as Lender shall determine. Dealer shall, upon Lender's demand, make the Collateral or other security available to Lender at a place to be designated by Lender which is reasonably convenient to both parties. If any notice is required by law, such notice shall be deemed reasonably and properly given if mailed, postage prepaid, to the address of Dealer at least five (5) days before the event with respect to which notice is required.

         In the event of any default, Dealer shall pay all costs incurred in enforcing its rights hereunder, including those incurred in bankruptcy proceedings, expense of locating the goods, expenses of any repairs to any realty or other property to which any of the goods may be affixed or be a part, and reasonable attorneys' fees and legal expenses. The security interest granted herein shall be deemed to secure, in addition to all other sums of money, the repayment of all such costs of collection and enforcement, all amounts expended by Lender on behalf of Dealer, and all other amounts owing by Dealer to Lender.

         11. Termination. This Agreement shall have an initial term (the "Initial Term") commencing on the date hereof through August 31, 2000, and shall thereafter be automatically renewed (a "Renewal Term") for successive periods of one hundred eighty (180) days unless terminated by either party as set forth below. Notice of such termination shall be effectuated by the mailing of a certified letter, return receipt requested, not less than thirty (30) days immediately prior to the effective date of such termination, addressed to the other party at the address set forth above.

         Notwithstanding such term, upon the occurrence of an Event of Default, Lender may terminate this Agreement without notice. In addition, should either Dealer or Lender become insolvent or be unable to meet its debts as they mature, then the other party shall have the right to terminate this Agreement at any time without notice. On the date of a termination by Dealer or Lender, all obligations hereunder shall become immediately due and payable without notice or demand and shall be paid to Lender in cash or by a wire transfer of immediately available funds.

         No termination shall relieve Dealer from any obligation to Lender arising out of Lender's advances or commitments made prior to the effective date of termination.

         12. General. This Agreement supersedes all previous security agreements and loan agreements between Dealer and Lender covering the same subject, and shall govern Dealer's indebtedness to Lender now outstanding under such prior agreement or hereafter incurred under this Agreement. Time shall be of the essence hereof. Any delay on the part of Lender in the exercise of any right or remedy shall not operate as a waiver thereof. The covenants and conditions of this Agreement shall apply to and be binding upon the heirs, executors, administrators, successors and assigns of Dealer and shall inure to the benefit of Lender and its successors and assigns. This Agreement has been delivered in the State of Florida and shall be construed in accordance with the laws thereof.

         Effective on even date, Dealer hereby releases, acquits and forever discharges Lender and its parents, subsidiaries, affiliates, directors, officers, employees, attorneys, agents, servants and representatives, as well as the respective heirs, personal representatives, successors and assigns or any and




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all of them (collectively, "the Released Lender Parties"), from any and all claims, counterclaims, demands, debts, actions, causes of action, suits, contracts, indebtedness, agreements, obligations, accounts, defenses, offsets against the indebtedness and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, in law or in equity, including without limitation, such claims and defenses as fraud, mistake, duress, misrepresentation, breach of contract, negligence, breach of duty, tortious interference with advantageous relationships and usury which the Dealer ever had, now has or hereafter might have against the Released Lender Parties, jointly or severally, for or by reason of any matter, cause or thing whatsoever occurring up to the date of execution hereof, including, without limitation: (a) any loan or other business transactions between the Dealer and the Lender, (b) any agreements or other documents between the Dealer and the Lender, (c) any course of dealing between the Dealer and the Lender, and (d) any matters that may arise which relate to, in whole or in part, directly or indirectly: (i) the loan described in this Agreement (the "Loan"); (ii) the Loan Documents; (iii) the Obligations; (iv) the Collateral; (v) or the administration of the Loan. In addition, the Dealer agrees not to commence, join in, prosecute or participate in any suit or other proceeding in a position which is adverse to any of the Released Lender Parties arising directly or indirectly from any of the foregoing matters. In the event that the Dealer has commenced a suit or other proceeding against any of the Released Lender Parties, the Dealer agrees to immediately withdraw such suit or other proceeding with prejudice.

         13. JURY TRIAL. LENDER AND DEALER ACKNOWLEDGE THAT THE TRANSACTIONS AND MATTERS SET FORTH IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE COMPLEX IN NATURE AND THAT ANY LITIGATION ARISING THEREFROM WOULD BE MOST APPROPRIATELY, ECONOMICALLY AND SPEEDILY RESOLVED BY A NON-JURY TRIAL. THE LENDER AND DEALER THEREFOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THAT THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION, DIRECTLY OR INDIRECTLY, BASED ON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS OR THE LOANS AND FACILITIES CONTEMPLATED HEREBY, OR IN ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER WRITTEN OR ORAL), OR ACTIONS OR OMISSIONS OF ANY PARTY TO THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S ENTERING INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. LENDER AND DEALER EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS.

         14. AUTOMATIC RELIEF FROM STAY. THE DEALER AGREES THAT IF ANY PROCEEDING IS COMMENCED UNDER TITLE 11 OF THE UNITED STATES CODE RELATIVE TO IT, LENDER SHALL BE AUTOMATICALLY ENTITLED TO IMMEDIATE RELIEF FROM STAY UNDER 11 U.S.C. 362 WITHOUT ESTABLISHING EQUITY OR NEED OR LACK OF NEED FOR THE PROPERTY SECURING THE LOANS OR CAUSE OR LACK OF CAUSE, AND THE DEALER HEREBY CONSENTS TO SUCH RELIEF, IT BEING EXPRESSLY ACKNOWLEDGED THAT THIS PROVISION WAS SPECIFICALLY NEGOTIATED AND CONSTITUTES A MATERIAL INDUCEMENT TO LENDER ENTERING INTO THIS AGREEMENT AND MAKING FINANCIAL AND OTHER ACCOMMODATIONS AND ADDITIONAL ADVANCES CONTEMPLATED HEREIN.




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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective on the date first set forth above.


 Witnesses:                                AFFORDABLE DEALER SERVICES, INC.,
                                           a Florida corporation


                                           By: /s/
--------------------------------               -----------------------------



--------------------------------

                                          , a Florida corporation





                                           By: /s/
--------------------------------               -----------------------------
                                                   President


--------------------------------












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


                                  SCHEDULE "A"


         Schedule of Fees:

         Inspection/Auditing Fee: $54.00 per hour (Estimate)

         These fees cover the expenses incurred by the Lender from third parties in connection with the monitoring and verification required in connection with the Vehicles. These amounts are reimbursements for actual expenses that Lender pays to third parties for providing the above services. In the event that Lender is required to expense additional sums in excess of the amounts set forth above, or in the event that the cost of such services to the Lender are increased, all such sums shall be repaid by the Dealer, and shall constitute Obligations hereunder.

         Audits will be conducted at a minimum of once a month. In the event of the occurrence of an Event of Default, the frequency of audits will increase.


























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


                               PERSONAL GUARANTY


         For good and valuable consideration, the receipt and sufficiency of
which are hereby acknowledged, the undersigned,       , does hereby personally
guaranty the full and timely performance by,           , a Florida Corporation,
of all obligations under the forgoing LOAN AND SECURITY AGREEMENT, by and
between First American Capital Trust and             , dated this ______ day of
____________, 2000, including but not necessarily limited to the full payment of principal together with all interest to accrue on.

/s/                                          /s/
    -----------------------------------          -------------------------------
WITNESS:
         ------------------------------
TYPE OR PRINT NAME                           -----------------------------------
                                             TYPE OR PRINT NAME

/s/
    -----------------------------------
WITNESS:
         ------------------------------
TYPE OR PRINT NAME


STATE OF
         ------------------------------


COUNTY OF
          -----------------------------

         BEFORE me personally appeared            , who [ ] is personally
known to me, or [ ] has produced his/her driver's license as identification, to be the person described in and who has executed the foregoing instrument for the purpose therein expressed and who did take an oath.


         WITNESS my hand and official seal, this ____ day of __________________, 2000.


                                               ---------------------------------
                                               Notary Public


My Commission Expires: __________________










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


                                  SCHEDULE "B"


                                POWER OF ATTORNEY


         KNOW EVERYONE BY THESE PRESENTS THAT , a Florida corporation, with its chief executive office and principal place of business at , (hereinafter "Dealer"), does hereby irrevocably make, constitute and appoint AFFORDABLE DEALER SERVICES, INC., a Florida corporation, with an office and place of business at 2650 McCormick Drive, Suite 185, Clearwater, Florida 33759 (hereinafter "Lender"), and any of Lender's officers, employees or agents designated by Lender, as Dealer's true and lawful attorney with power:

         A. To sign Dealer's name on all title documents necessary to transfer motor vehicle ownership to Lender, and to sign Dealer's name on all title documents necessary to record Lender's lien on motor vehicles with appropriate state authorities;

         B. To endorse Dealer's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Lender's possession;B. To endorse Dealer's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Lender's possession;

         C. To notify the Post Office authorities to change the address for delivery of Dealer's mail to an address designated by Lender, to receive and open all mail addressed to Dealer, and to retain all mail relating to the Collateral and forward, within two (2) business days of Lender's receipt thereof, all other mail to Dealer;

         D. To sign the name of Dealer on any UCC financing statements, including, without limitation, UCC-1 and UCC-3 financing statements or on any other similar documents which need to be executed, recorded and/or filed in order to perfect or continue perfected Lender's security interest in the Collateral;

         E. To sign Dealer's name on all documents described in the Loan and Security Agreement between Dealer and Lender (the "Agreement") and to supply any omitted information and correct patent errors in any documents executed by or on behalf of Dealer;

         F. To do all things necessary to carry out the terms of the Agreement.

         The appointment of Lender as Dealer's attorney, and each and every one of Lender's rights and powers, being coupled with an interest, are irrevocable so long as there are any amounts or obligations owing from Dealer to Lender. The Dealer ratifies and approves all acts of the attorney. Neither Lender nor its employees, officers or agents shall be liable for any acts or omissions or for any error in judgment or mistake of fact or law made in good faith, except for gross negligence or willful misconduct.

         Lender may file one or more financing statements disclosing Lender's security interest without the Dealer's signature appearing thereon.




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

         IN WITNESS WHEREOF, , a Florida corporation, has executed this Power of Attorney this _____ day of __________, 2000.


                                                         , a Florida corporation



                                             By: /s/
----------------------------------               -------------------------------
                                                      President


STATE OF FLORIDA          )

                          ) SS

COUNTY OF _______________ )


         The foregoing instrument was acknowledged before me on the ____ day of __________, 2000, by ____________________, the ________________ of , a Florida
corporation. He / She is personally known to me, or who produced the following type of identification:___________________________.




                                             /s/
                                                 -------------------------------
                                             Print Name:

                                             Notary Public

                                             My commission expires on:







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


                                  SCHEDULE "C"


                             COPY OF DEALER LICENSE






















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


                                  SCHEDULE "D"


                        COPY OF CERTIFICATE OF INSURANCE































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


                                  SCHEDULE "A"
                                       TO
                              FINANCING STATEMENT


DEBTOR:                                      SECURED PARTY:

                                             Affordable Dealer Services, Inc.
                                             2650 McCormick Drive
                                             Suite 185
                                             Clearwater, Florida 33759

         This Financing Statement covers the following types (or items) of
PROPERTY:

         a) All inventory of new and used cars, trucks, trailers, motor vehicles and all other vehicles, and all parts, accessories and furnishings used in connection therewith, including all goods hereafter added to or acquired in replacement of the foregoing goods; and

         b) All goods, including all machinery, equipment, tools, parts and appliances; cars, trucks trailers, and other vehicles; and office furniture and fixtures; and

         c) All accounts receivable, chattel paper, security agreements, instruments, contract rights, policies and certificates of insurance, documents and general intangibles, including all monies and credits now due or to become due to Debtor from, and all claims against, manufacturers or distributors of inventory or other lending institutions; and

         d) The proceeds of the foregoing, including, without limitation, insurance proceeds.

         All of the foregoing shall be defined as "Collateral."

         The security interest described herein continues in all Collateral as described in this Financing Statement (except goods sold as provided in Section 9 307, UCC) notwithstanding sale, exchange or other disposition thereof by Debtor; sale, exchange or other disposition of said [illegible] is NOT otherwise authorized by Secured Party in the security agreement or otherwise.

         All terms used herein and not otherwise defined herein are used as defined in the Uniform Commercial Code.

         NOTICE-PURSUANT TO AN AGREEMENT BETWEEN [ILLEGIBLE] AND SECURED PARTY, DEBTOR HAS AGREED NOT TO FURTHER [ILLEGIBLE] COLLATERAL DESCRIBED HEREIN, THE FURTHER ENCUMBERING [ILLEGIBLE] CONSTITUTE THE TORTIOUS INTERFERENCE WITH SECURED PARTY'S [ILLEGIBLE] SUCH ENCUMBRANCER.

         IN THE EVENT THAT ANY ENTITY IS GRANTED A SECURITY INTEREST IN DEBTOR'S ACCOUNTS, CHATTEL PAPER OR GENERAL [ILLEGIBLE] CONTRARY TO THE ABOVE, THE SECURED PARTY ASSERTS A CLAIM [ILLEGIBLE] THEREOF RECEIVED BY SUCH ENTITY.




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